EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Kasper A.S.L., Ltd. (the "Company") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John D. Idol, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (hereinafter "ss. 1350"), that to the best of my knowledge:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


This certification is being furnished solely pursuant to ss. 1350 and is not being filed as part of Form 10-Q or as a separate disclosure document.


                                                  /s/ John D. Idol
                                                  ---------------------------
                                                  John D. Idol
                                                  Chief Executive Officer
                                                  August 19, 2002